UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                Current Report Pursuant To Section 13 Or 15(d) Of
                      The Securities Exchange Act Of 1934


                       Date Of Report: September 29, 2000
                        (Date Of Earliest Event Reported)


                           MONTEREY BAY BANCORP, INC.
             (Exact Name Of Registrant As Specified In Its Charter)


               DELAWARE                                     77-0381362
   (State Or Other Jurisdiction Of               (I.R.S. Employer Identification
    Incorporation Or Organization)                           Number)



                         Commission File Number: 0-24802


              567 Auto Center Drive, Watsonville, California 95076
               (Address Of Principal Executive Offices)(Zip Code)


                                (831) 768 - 4800
              (Registrant's Telephone Number, Including Area Code)


                             WWW.MONTEREYBAYBANK.COM
                          (Registrant's Internet Site)


                            INFO@MONTEREYBAYBANK.COM
                     (Registrant's Electronic Mail Address)



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Item 5. Other Events

         On September  29,  2000,  Monterey  Bay  Bancorp,  Inc.  ("Registrant")
announced the resignation of Marshall G. Delk. This resignation is effective immediately. Mr. Delk held the positions of President and Chief Operating Officer at both Monterey Bay Bancorp, Inc. and its subsidiary, Monterey Bay Bank. A separation package is currently being negotiated. The Company anticipates recording a charge against third quarter operations in conjunction with the separation package.


Item 7. Financial Statements And Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report:

               99.1  Press Release dated September 29, 2000.


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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      Monterey Bay Bancorp, Inc.
                                                                    (Registrant)




Date:     September 29, 2000             By:   /s/ C. Edward Holden
                                               --------------------
                                               C. Edward Holden
                                               Chief Executive Officer



Date:     September 29, 2000             By:   /s/ Mark R. Andino
                                               ------------------
                                               Mark R. Andino
                                               Chief Financial Officer
                                               (Principal Financial &
                                               Accounting Officer)



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                                  EXHIBIT INDEX


Exhibit Number                      Exhibit
--------------                      -------

Exhibit 99.1                        Press Release Dated September 29, 2000










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